First Quarter 2025 Financial Supplement April 30, 2025

Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s First Quarter 2025 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy including cybersecurity incidents; the Company’s ability to grow its residential credit business; the Company's ability to grow its mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; and operational risks or risk management failures by us or critical third parties, including cybersecurity incidents. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward- looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We use our website (www.annaly.com) and LinkedIn account (www.linkedin.com/company/annaly-capital-management) as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Annaly when you enroll your email address by visiting the "News & Insights" section of our website, then clicking on "Subscribe" and completing the email notification form. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 2

Financial Snapshot 3 Unaudited, dollars in thousands except per share amounts * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Portfolio Efficiency GAAP Key Statistics Income Statement Balance Sheet Non-GAAP Key Statistics For the quarters ended 3/31/2025 12/31/2024 GAAP net income (loss) per average common share (1) $0.15 $0.78 Earnings available for distribution per average common share *(1) $0.72 $0.72 Annualized GAAP return (loss) on average equity (2) 4.04% 15.00% Annualized EAD return on average equity* 14.43% 14.27% Book value per common share $19.02 $19.15 GAAP leverage at period-end (3) 6.8x 7.1x Economic leverage at period-end *(3) 5.7x 5.5x GAAP capital ratio at period-end (4) 12.4% 12.3% Economic capital ratio at period-end *(4) 14.6% 14.6% Securities $70,361,364 $69,756,447 Loans, net 3,860,555 3,546,902 Mortgage servicing rights 3,272,902 2,909,134 Assets transferred or pledged to securitization vehicles 24,464,281 21,973,188 Total investment portfolio $101,959,102 $98,185,671 Net interest margin (5) 0.87% 0.75% Average yield on interest earning assets (6) 5.18% 5.36% Average GAAP cost of interest bearing liabilities (7) 4.77% 4.96% Net interest spread 0.41% 0.40% Net interest margin (excluding PAA) *(5) 1.69% 1.71% Average yield on interest earning assets (excluding PAA) *(6) 5.23% 5.26% Average economic cost of interest bearing liabilities *(7) 3.88% 3.79% Net interest spread (excluding PAA) * 1.35% 1.47% Operating expenses to earnings available for distribution * 10.41% 9.84% Annualized operating expenses as a % of average total assets 0.18% 0.17% Annualized operating expenses as a % of average total equity 1.49% 1.39%

Portfolio Data 4 Unaudited, dollars in thousands Portfolio-Related Data For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Agency mortgage-backed securities $68,329,720 $67,434,068 $69,150,399 $64,390,905 $63,542,230 Residential credit risk transfer securities 521,059 754,915 826,841 838,437 871,421 Non-agency mortgage-backed securities 1,451,524 1,493,186 1,616,696 1,702,859 1,933,910 Commercial mortgage-backed securities 59,061 74,278 106,241 112,552 153,128 Total securities $70,361,364 $69,756,447 $71,700,177 $67,044,753 $66,500,689 Residential mortgage loans $3,860,555 $3,546,902 $2,305,613 $2,548,228 $2,717,823 Total loans, net $3,860,555 $3,546,902 $2,305,613 $2,548,228 $2,717,823 Mortgage servicing rights $3,272,902 $2,909,134 $2,693,057 $2,785,614 $2,651,279 Residential mortgage loans transferred or pledged to securitization vehicles $24,464,281 $21,973,188 $21,044,007 $17,946,812 $15,614,750 Assets transferred or pledged to securitization vehicles $24,464,281 $21,973,188 $21,044,007 $17,946,812 $15,614,750 Total investment portfolio $101,959,102 $98,185,671 $97,742,854 $90,325,407 $87,484,541 Total assets $105,115,346 $103,556,384 $101,515,995 $93,668,577 $91,483,546 Period-end TBA contract balances, implied market value $6,635,383 $3,136,154 $3,328,141 $1,652,389 $1,133,305 Average TBA contract balances, implied market value $4,635,027 $2,004,639 $977,873 $1,002,459 $143,687

Financing and Capital Data 5 Unaudited, dollars in thousands except per share amounts * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Financing Data Key Capital and Hedging Metrics For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Repurchase agreements $61,659,460 $65,688,923 $64,310,276 $60,787,994 $58,975,232 Other secured financing 900,000 750,000 600,000 600,000 600,000 Debt issued by securitization vehicles 21,802,193 19,540,678 18,709,118 15,831,915 13,690,967 Participations issued 1,748,273 1,154,816 467,006 1,144,821 1,161,323 U.S. Treasury securities sold, not yet purchased 2,519,125 2,470,629 2,043,519 1,974,602 2,077,404 Total debt $88,629,051 $89,605,046 $86,129,919 $80,339,332 $76,504,926 Total liabilities $92,030,838 $90,859,432 $88,976,046 $82,405,673 $79,987,433 Cumulative redeemable preferred stock $1,536,569 $1,536,569 $1,536,569 $1,536,569 $1,536,569 Common equity (1) 11,458,147 11,072,672 10,906,693 9,644,555 9,872,964 Total Annaly stockholders' equity 12,994,716 12,609,241 12,443,262 11,181,124 11,409,533 Non-controlling interests 89,792 87,711 96,687 81,780 86,580 Total equity $13,084,508 $12,696,952 $12,539,949 $11,262,904 $11,496,113 Weighted average days to maturity of repurchase agreements 50 32 34 36 43 Weighted average rate on repurchase agreements, for the quarter (2)(3) 4.56% 4.93% 5.50% 5.53% 5.55% Weighted average rate on repurchase agreements, at period-end (3) 4.56% 4.76% 5.23% 5.59% 5.55% GAAP leverage at period-end 6.8x 7.1x 6.9x 7.1x 6.7x Economic leverage at period-end * 5.7x 5.5x 5.7x 5.8x 5.6x GAAP capital ratio at period-end 12.4% 12.3% 12.4% 12.0% 12.6% Economic capital ratio at period-end * 14.6% 14.6% 14.6% 14.2% 14.6% Book value per common share $19.02 $19.15 $19.54 $19.25 $19.73 Total common shares outstanding 602,338 578,357 558,048 501,018 500,440 Hedge ratio (4) 95% 100% 101% 98% 97% Weighted average pay rate on interest rate swaps, at period-end 2.98% 3.11% 3.05% 3.13% 3.20% Weighted average receive rate on interest rate swaps, at period-end 4.43% 4.50% 4.94% 5.30% 5.26% Weighted average net rate on interest rate swaps, at period-end (1.45%) (1.39%) (1.89%) (2.17%) (2.06%)

Income Statement Data 6 Unaudited, dollars in thousands except per share amounts * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Summary Income Statement For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Total interest income $1,317,108 $1,338,880 $1,229,341 $1,177,325 $1,094,488 Total interest expense 1,097,137 1,151,592 1,215,940 1,123,767 1,100,939 Net interest income $219,971 $187,288 $13,401 $53,558 ($6,451) Total economic interest expense *(1) $892,748 $879,287 $882,244 $806,470 $770,790 Economic net interest income * $424,360 $459,593 $347,097 $370,855 $323,698 Total interest income (excluding PAA) * $1,329,404 $1,313,593 $1,250,706 $1,170,019 $1,091,475 Economic net interest income (excluding PAA) * $436,656 $434,306 $368,462 $363,549 $320,685 GAAP net income (loss) $130,305 $473,076 $82,351 ($8,833) $465,174 GAAP net income (loss) available (related) to common stockholders (2) $87,067 $443,348 $24,817 ($46,641) $425,831 GAAP net income (loss) per average common share (2) $0.15 $0.78 $0.05 ($0.09) $0.85 Earnings available for distribution * $461,857 $447,015 $382,509 $377,139 $357,962 Earnings available for distribution attributable to common stockholders *(2) $424,700 $408,311 $340,881 $339,981 $320,901 Earnings available for distribution per average common share *(2) $0.72 $0.72 $0.66 $0.68 $0.64 PAA cost (benefit) $12,296 ($25,287) $21,365 ($7,306) ($3,013) Weighted average experienced CPR for the period 7.1% 8.7% 7.6% 7.4% 6.0% Weighted average projected long-term CPR at period-end 9.5% 8.6% 11.9% 8.5% 8.9%

Key Earnings Metrics 7 Unaudited, dollars in thousands except per share amounts * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Key GAAP Earnings Metrics Key Non-GAAP Earnings Metrics For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Dividends declared per common share $0.70 $0.65 $0.65 $0.65 $0.65 Total common and preferred dividends declared (1) $461,020 $416,910 $406,542 $364,899 $363,933 Annualized GAAP return (loss) on average equity (2) 4.04% 15.00% 2.77% (0.31%) 16.29% Annualized GAAP return (loss) on average equity per unit of GAAP leverage 0.59% 2.11% 0.40% (0.04%) 2.43% Net interest margin 0.87% 0.75% 0.06% 0.24% (0.03%) Average yield on interest earning assets 5.18% 5.36% 5.16% 5.17% 4.88% Average GAAP cost of interest bearing liabilities 4.77% 4.96% 5.42% 5.43% 5.40% Net interest spread 0.41% 0.40% (0.26%) (0.26%) (0.52%) Annualized EAD return on average equity * 14.43% 14.27% 12.95% 13.36% 12.63% Annualized EAD return on average equity per unit of economic leverage * 2.53% 2.59% 2.27% 2.30% 2.26% Net interest margin (excluding PAA) * 1.69% 1.71% 1.52% 1.58% 1.43% Average yield on interest earning assets (excluding PAA) * 5.23% 5.26% 5.25% 5.14% 4.87% Average economic cost of interest bearing liabilities * 3.88% 3.79% 3.93% 3.90% 3.78% Net interest spread (excluding PAA) * 1.35% 1.47% 1.32% 1.24% 1.09%

Components of Economic Net Interest Income* 8 Unaudited, dollars in thousands * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Economic Net Interest Income * For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Interest income: Agency Securities $820,182 $874,164 $789,403 $790,779 $751,516 Resi Credit Securities 40,207 47,004 49,863 50,895 55,996 Residential mortgage loans 426,055 383,074 346,031 301,820 252,016 Commercial investment portfolio 1,055 1,622 2,240 2,441 3,554 Reverse repurchase agreements 29,609 33,016 41,804 31,390 31,406 Total interest income $1,317,108 $1,338,880 $1,229,341 $1,177,325 $1,094,488 Economic interest expense: Repurchase agreements $760,783 $857,533 $942,780 $881,926 $897,598 Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps (1) (204,389) (272,305) (333,696) (317,297) (330,149) U.S. Treasury securities sold, not yet purchased 25,718 23,862 21,027 21,273 22,073 Debt issued by securitization vehicles 283,592 260,290 234,299 200,812 161,017 Participations issued 27,044 9,907 17,834 19,756 20,251 Total economic interest expense * $892,748 $879,287 $882,244 $806,470 $770,790 Economic net interest income * $424,360 $459,593 $347,097 $370,855 $323,698 PAA cost (benefit) 12,296 (25,287) 21,365 (7,306) (3,013) Economic net interest income (excluding PAA) * $436,656 $434,306 $368,462 $363,549 $320,685

GAAP Net Income to Earnings Available for Distribution* Reconciliation 9 Unaudited, dollars in thousands * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. EAD* Reconciliation For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 GAAP net income (loss) $130,305 $473,076 $82,351 ($8,833) $465,174 Adjustments to exclude reported realized and unrealized (gains) losses: Net (gains) losses on investments and other (1) (810,970) 2,010,664 (1,724,051) 568,874 994,120 Net (gains) losses on derivatives (2) 1,169,412 (1,958,777) 2,071,493 (132,115) (1,046,995) Other adjustments: Amortization of intangibles 673 671 673 673 673 Non-EAD (income) loss allocated to equity method investments (3) 147 (652) 1,465 (523) 216 Transaction expenses and non-recurring items (4) 6,782 6,251 4,966 5,329 3,737 Income tax effect of non-EAD income (loss) items 7,355 5,594 (9,248) 10,016 (2,918) TBA dollar roll income (5) 11,275 2,086 (1,132) 486 1,375 MSR amortization (6) (62,433) (64,497) (62,480) (56,100) (50,621) EAD attributable to noncontrolling interests (2,985) (2,114) (2,893) (3,362) (3,786) Premium amortization adjustment cost (benefit) 12,296 (25,287) 21,365 (7,306) (3,013) Earnings available for distribution * 461,857 447,015 382,509 377,139 357,962 Dividends on preferred stock 37,157 38,704 41,628 37,158 37,061 Earnings available for distribution attributable to common stockholders * $424,700 $408,311 $340,881 $339,981 $320,901

Quarter-Over-Quarter Changes in Key Metrics 10 Unaudited Book Value Rollforward Net Interest Margin Net Interest Spread For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Book value per common share, beginning of period $19.15 $19.54 $19.25 $19.73 $19.44 Net income (loss) available (related) to common stockholders 0.15 0.78 0.05 (0.09) 0.85 Other comprehensive income (loss) attributable to common stockholders 0.39 (0.54) 0.86 0.25 0.11 Common dividends declared (0.70) (0.65) (0.65) (0.65) (0.65) Other (1) 0.03 0.02 0.03 0.01 (0.02) Book value per common share, end of period $19.02 $19.15 $19.54 $19.25 $19.73 Prior quarter net interest margin 0.75% 0.06% 0.24% (0.03%) (0.25%) Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.03% 0.04% 0.16% 0.22% 0.21% Net amortization of premiums (0.21%) 0.16% (0.18%) 0.07% 0.12% GAAP interest expense 0.30% 0.49% (0.16%) (0.02%) (0.11%) Current quarter net interest margin 0.87% 0.75% 0.06% 0.24% (0.03%) Prior quarter net interest spread 0.40% (0.26%) (0.26%) (0.52%) (0.82%) Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.03% 0.04% 0.16% 0.22% 0.21% Net amortization of premiums (0.21%) 0.16% (0.18%) 0.07% 0.12% GAAP interest expense 0.19% 0.46% 0.02% (0.03%) (0.03%) Current quarter net interest spread 0.41% 0.40% (0.26%) (0.26%) (0.52%) Detailed endnotes are included within the Appendix at the end of this presentation.

Quarter-Over-Quarter Changes in Key Metrics (cont’d) 11 Unaudited Net Interest Margin (excluding PAA)* Net Interest Spread (excluding PAA)* * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Prior quarter net interest margin (excluding PAA) * 1.71% 1.52% 1.58% 1.43% 1.58% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances) (0.09%) (0.01%) 0.16% 0.18% 0.24% Net amortization of premiums (excluding PAA) (0.05%) (0.03%) (0.06%) 0.05% 0.02% TBA dollar roll income and CMBX coupon income 0.03% 0.02% (0.01%) 0.00% (0.01%) Economic interest expense 0.09% 0.21% (0.15%) (0.08%) (0.40%) Current quarter net interest margin (excluding PAA) * 1.69% 1.71% 1.52% 1.58% 1.43% Prior quarter net interest spread (excluding PAA) * 1.47% 1.32% 1.24% 1.09% 1.22% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.03% 0.04% 0.16% 0.22% 0.21% Net amortization of premiums (excluding PAA) (0.06%) (0.03%) (0.05%) 0.05% 0.02% Economic interest expense (0.09%) 0.14% (0.03%) (0.12%) (0.36%) Current quarter net interest spread (excluding PAA) * 1.35% 1.47% 1.32% 1.24% 1.09%

Quarter-Over-Quarter Changes in Annualized Return on Average Equity 12 Unaudited * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Annualized GAAP Return (Loss) on Average Equity Annualized EAD Return on Average Equity* For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Prior quarter annualized GAAP return (loss) on average equity 15.00% 2.77% (0.31%) 16.29% (14.21%) Quarter-over-quarter changes in contribution: Coupon income 0.09% (0.19%) 1.37% 2.50% 1.41% Net amortization of premiums and accretion of discounts (1.66%) 1.31% (1.43%) 0.55% 0.95% GAAP interest expense 2.46% 4.36% (1.37%) (0.94%) (0.64%) Net servicing income 0.25% (0.02%) (0.11%) 0.19% 0.43% Net gains (losses) on investments and other 88.89% (121.66%) 77.92% 14.83% (103.65%) Net gains (losses) on derivatives (100.58%) 129.19% (74.08%) (33.10%) 131.85% Other (1) (0.41%) (0.76%) 0.78% (0.63%) 0.15% Current quarter annualized GAAP return (loss) on average equity 4.04% 15.00% 2.77% (0.31%) 16.29% Prior quarter annualized EAD return on average equity * 14.27% 12.95% 13.36% 12.63% 13.76% Quarter-over-quarter changes in contribution: Coupon income 0.07% (0.20%) 1.39% 2.50% 1.36% Net amortization of premiums (excluding PAA) (0.48%) (0.21%) (0.47%) 0.41% 0.15% Economic interest expense 0.18% 1.80% (1.32%) (1.35%) (2.84%) Net servicing income 0.26% (0.02%) (0.11%) 0.19% 0.43% TBA dollar roll income and CMBX coupon income 0.29% 0.10% (0.06%) (0.03%) (0.01%) Other (2) (0.16%) (0.15%) 0.16% (0.99%) (0.22%) Current quarter annualized EAD return on average equity * 14.43% 14.27% 12.95% 13.36% 12.63%

Residential & Other Investments Overview as of March 31, 2025 13 Unaudited, dollars in thousands Detailed endnotes are included within the Appendix at the end of this presentation. Agency Fixed-Rate Securities (Pools) (1) Original Weighted Avg. Years to Maturity Current Face Value % (3) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value 20 years $7,832 —% 3.57% 96.9% 94.8% 4.5% $7,424 >=30 years (2) 64,627,068 100.0% 4.98% 100.1% 98.4% 7.1% 63,620,277 Total/Weighted Avg. $64,634,900 100.0% 4.98% 100.1% 98.4% 7.1% $63,627,701 Other Agency Securities Type Current Face Value % (3) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value Multifamily $3,549,214 95.7% 4.74% 100.6% 100.5% —% $3,566,419 Adjustable-rate 161,391 4.3% 6.35% 106.9% 103.3% 15.6% 166,664 Total/Weighted Avg. $3,710,605 100.0% 4.81% 100.9% 100.6% 15.6% $3,733,083 Agency Interest-Only Collateralized Mortgage-Backed Obligations Type Current Notional Value % (4) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value Interest-only $1,102,338 3.7% 3.47% 18.2% 17.8% 5.6% $195,801 Inverse interest-only 2,654,957 8.8% 1.68% 13.0% 10.3% 7.0% 273,680 Multifamily interest-only 26,398,722 87.5% 0.33% 1.9% 1.9% —% 499,455 Total/Weighted Avg. $30,156,017 100.0% 0.56% 3.5% 3.2% 6.4% $968,936

Residential & Other Investments Overview as of March 31, 2025 (cont'd) 14 Unaudited, dollars in thousands Detailed endnotes are included within the Appendix at the end of this presentation. Mortgage Servicing Rights Type Unpaid Principal Balance Servicing Fee Weighted Avg. Note Rate Valuation Discount Rate Projected CPR Estimated Fair Value MSR held directly $219,867,123 0.26% 3.2% 148.9% 8.2% 5.5% $3,272,902 MSR of limited partnership interest (1) 2,286,582 30,931 Total/Weighted Avg. $222,153,705 0.26% 3.2% 148.9% 8.2% 5.5% $3,303,833 Residential Credit Portfolio Sector Current Face / Notional Value % (2) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Estimated Fair Value Residential credit risk transfer $492,296 1.7% 9.01% 99.6% 105.8% $521,059 Alt-A 204,309 0.7% 7.13% 99.0% 96.7% 197,554 Prime 1,867,436 0.2% 4.17% 168.9% 177.8% 46,697 Subprime 247,047 0.7% 7.07% 88.0% 87.7% 216,702 NPL/RPL 832,022 2.6% 6.71% 100.0% 99.8% 830,275 Prime jumbo 10,692,985 0.5% 5.04% 160.1% 174.8% 160,296 Residential mortgage loans 28,798,298 93.6% 6.54% 100.9% 98.4% 28,324,836 Total/Weighted Avg. $43,134,393 100.0% 6.58% $30,297,419 Other Credit Products Type Current Face / Notional Value Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Estimated Fair Value CRE CLO $59,015 6.66% 100.2% 100.1% $59,061

Residential Credit Securities Detail as of March 31, 2025 15 Unaudited, dollars in thousands Detailed endnotes are included within the Appendix at the end of this presentation. Payment Structure Investment Characteristics (1) Product Estimated Fair Value Senior Subordinate Coupon Credit Enhancement 60+ Delinquencies 3M VPR (2) Credit Risk Transfer $521,059 $— $521,059 9.01% 1.60% 1.11% 4.47% Alt-A 197,554 — 197,554 7.13% 9.05% 4.50% 14.10% Prime 46,697 34,448 12,249 4.17% 0.77% 1.83% 3.81% Subprime 216,702 33,212 183,490 7.07% 21.40% 14.46% 12.16% Re-Performing Loan Securitizations 547,185 348,598 198,587 6.72% 27.59% 17.04% 20.45% Non-Performing Loan Securitizations 283,090 235,890 47,200 6.69% 32.51% 74.23% 6.79% Prime Jumbo 160,296 91,685 68,611 5.04% 1.06% 1.00% 5.33% Total $1,972,583 $743,833 $1,228,750 7.28% 17.11% 18.85% 11.32% Bond Coupon Product ARM Fixed Floater Interest Only Estimated Fair Value Credit Risk Transfer $— $— $521,059 $— $521,059 Alt-A 1,293 196,261 — — 197,554 Prime — 18,407 — 28,290 46,697 Subprime — 197,834 18,803 65 216,702 Re-Performing Loan Securitizations — 547,185 — — 547,185 Non-Performing Loan Securitizations — 283,090 — — 283,090 Prime Jumbo — 49,346 19,265 91,685 160,296 Total $1,293 $1,292,123 $559,127 $120,040 $1,972,583

Hedging & Liabilities as of March 31, 2025 16 Unaudited, dollars in thousands Detailed endnotes are included within the Appendix at the end of this presentation. Interest Rate Swaps Interest Rate Swaptions U.S. Treasury Hedging Positions Repurchase Agreements and Other Secured Financing Total Indebtedness Maturity Current Notional (1)(2) Weighted Avg. Pay Rate Weighted Avg. Receive Rate Weighted Avg. Years to Maturity(3) 0 to 3 years $25,483,937 3.27% 4.40% 1.72 > 3 to 6 years 8,678,730 2.96% 4.41% 4.61 > 6 to 10 years 19,698,720 2.61% 4.48% 7.37 Greater than 10 years 1,591,381 3.38% 4.41% 22.96 Total / Weighted Avg. $55,452,768 2.98% 4.43% 4.79 Type Current Underlying Notional Weighted Avg. Underlying Fixed Rate Weighted Avg. Underlying Floating Rate Weighted Avg. Underlying Years to Maturity Weighted Avg. Months to Expiration Long Pay $1,000,000 4.68% SOFR 10.83 9.92 Type Long Contracts Short Contracts Net Positions Weighted Avg. Years to Maturity U.S. Treasury Positions - 2 year $— $— $— — U.S. Treasury Positions - 5 year $— $— $— — U.S. Treasury Positions - 10 year & greater $— ($14,175,400) ($14,175,400) 10.40 Total / Weighted Avg. $— ($14,175,400) ($14,175,400) 10.40 Maturity Principal Balance Weighted Avg. Rate At Period End Within 30 days $23,286,985 4.52% 30 to 59 days 15,441,824 4.51% 60 to 89 days 21,007,475 4.49% 90 to 119 days 115,425 5.34% Over 120 days(4) 2,707,751 6.51% Total / Weighted Avg. $62,559,460 4.60% Principal Balance Weighted Average Rate Days to Maturity(5)At Period End For the Quarter Repurchase agreements $61,659,460 4.56% 4.56% 50 Other secured financing 900,000 7.03% 7.02% 474 Debt issued by securitization vehicles 22,535,741 5.42% 5.36% 12,953 Participations issued 1,697,443 7.02% 6.76% 10,871 Total indebtedness $86,792,644

Quarter-Over-Quarter Interest Rate & MBS Spread Sensitivity  The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of March 31, 2025 and December 31, 2024  The interest rate sensitivity reflects instantaneous parallel shifts in rates  The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk  All tables assume no active management of the portfolio in response to rate or spread changes 17 Unaudited Assumptions: Detailed endnotes are included within the Appendix at the end of this presentation. Interest Rate Sensitivity (1) Interest Rate Change (bps) As of March 31, 2025 As of December 31, 2024 Estimated Percentage Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) Estimated Percentage Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) (75) (0.1%) (0.8%) 0.1% 0.5% (50) —% 0.1% 0.1% 1.0% (25) 0.1% 0.4% 0.1% 0.8% 25 (0.1%) (1.0%) (0.2%) (1.3%) 50 (0.3%) (2.4%) (0.4%) (2.9%) 75 (0.6%) (4.1%) (0.7%) (4.8%) MBS Spread Sensitivity (1) MBS Spread Shock (bps) As of March 31, 2025 As of December 31, 2024 Estimated Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) Estimated Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) (25) 1.4% 9.8% 1.3% 9.8% (15) 0.8% 5.9% 0.8% 5.9% (5) 0.3% 1.9% 0.3% 1.9% 5 (0.3%) (1.9%) (0.3%) (1.9%) 15 (0.8%) (5.8%) (0.8%) (5.8%) 25 (1.3%) (9.6%) (1.3%) (9.6%)

Appendix

Consolidated Statements of Financial Condition 19 Dollars in thousands, except per share data Detailed endnotes are included within the Appendix at the end of this presentation. 3/31/2025 12/31/2024 (1) 9/30/2024 6/30/2024 3/31/2024 (unaudited) (unaudited) (unaudited) (unaudited) Assets Cash and cash equivalents $ 1,833,528 $ 1,488,027 $ 1,560,159 $ 1,587,108 $ 1,665,370 Securities 70,361,364 69,756,447 71,700,177 67,044,753 66,500,689 Loans, net 3,860,555 3,546,902 2,305,613 2,548,228 2,717,823 Mortgage servicing rights 3,272,902 2,909,134 2,693,057 2,785,614 2,651,279 Assets transferred or pledged to securitization vehicles 24,464,281 21,973,188 21,044,007 17,946,812 15,614,750 Derivative assets 67,257 225,351 59,071 187,868 203,799 Receivable for unsettled trades 2,523 2,201,447 766,341 320,659 941,366 Principal and interest receivable 836,946 1,069,038 1,060,991 917,130 867,348 Intangible assets, net 8,743 9,416 10,088 10,761 11,433 Other assets 407,247 377,434 316,491 319,644 309,689 Total assets $ 105,115,346 $ 103,556,384 $ 101,515,995 $ 93,668,577 $ 91,483,546 Liabilities and stockholders’ equity Liabilities Repurchase agreements $ 61,659,460 $ 65,688,923 $ 64,310,276 $ 60,787,994 $ 58,975,232 Other secured financing 900,000 750,000 600,000 600,000 600,000 Debt issued by securitization vehicles 21,802,193 19,540,678 18,709,118 15,831,915 13,690,967 Participations issued 1,748,273 1,154,816 467,006 1,144,821 1,161,323 U.S. Treasury securities sold, not yet purchased 2,519,125 2,470,629 2,043,519 1,974,602 2,077,404 Derivative liabilities 181,065 59,586 102,628 100,829 103,142 Payable for unsettled trades 2,304,774 308,282 1,885,286 1,096,271 2,556,798 Interest payable 285,858 268,317 276,397 369,106 350,405 Dividends payable 421,637 375,932 362,731 325,662 325,286 Other liabilities 208,453 242,269 219,085 174,473 146,876 Total liabilities 92,030,838 90,859,432 88,976,046 82,405,673 79,987,433 Stockholders’ equity Preferred stock, par value $0.01 per share (2) 1,536,569 1,536,569 1,536,569 1,536,569 1,536,569 Common stock, par value $0.01 per share (3) 6,023 5,784 5,580 5,010 5,004 Additional paid-in capital 25,749,468 25,257,716 24,851,604 23,694,663 23,673,687 Accumulated other comprehensive income (loss) (787,402) (1,017,682) (712,203) (1,156,927) (1,281,918) Accumulated deficit (13,509,942) (13,173,146) (13,238,288) (12,898,191) (12,523,809) Total stockholders’ equity 12,994,716 12,609,241 12,443,262 11,181,124 11,409,533 Noncontrolling interests 89,792 87,711 96,687 81,780 86,580 Total equity 13,084,508 12,696,952 12,539,949 11,262,904 11,496,113 Total liabilities and equity $ 105,115,346 $ 103,556,384 $ 101,515,995 $ 93,668,577 $ 91,483,546

Consolidated Statements of Comprehensive Income (Loss) 20 Unaudited, dollars in thousands, except per share data For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Net interest income Interest income $ 1,317,108 $ 1,338,880 $ 1,229,341 $ 1,177,325 $ 1,094,488 Interest expense 1,097,137 1,151,592 1,215,940 1,123,767 1,100,939 Net interest income 219,971 187,288 13,401 53,558 (6,451) Net servicing income Servicing and related income 140,435 127,224 122,583 120,515 115,084 Servicing and related expense 14,113 11,648 12,988 12,617 12,216 Net servicing income 126,322 115,576 109,595 107,898 102,868 Other income (loss) Net gains (losses) on investments and other 810,812 (2,010,426) 1,723,713 (568,745) (994,127) Net gains (losses) on derivatives (977,867) 2,215,680 (1,754,010) 430,487 1,377,144 Other, net 7,398 19,339 27,438 24,791 23,367 Total other income (loss) (159,657) 224,593 (2,859) (113,467) 406,384 General and administrative expenses Compensation expense 37,297 33,955 34,453 33,274 28,721 Other general and administrative expenses 10,767 10,019 9,468 11,617 9,849 Total general and administrative expenses 48,064 43,974 43,921 44,891 38,570 Income (loss) before income taxes 138,572 483,483 76,216 3,098 464,231 Income taxes 8,267 10,407 (6,135) 11,931 (943) Net income (loss) 130,305 473,076 82,351 (8,833) 465,174 Net income (loss) attributable to noncontrolling interests 6,081 (8,976) 15,906 650 2,282 Net income (loss) attributable to Annaly 124,224 482,052 66,445 (9,483) 462,892 Dividends on preferred stock 37,157 38,704 41,628 37,158 37,061 Net income (loss) available (related) to common stockholders $ 87,067 $ 443,348 $ 24,817 $ (46,641) $ 425,831 Net income (loss) per share available (related) to common stockholders Basic $ 0.15 $ 0.78 $ 0.05 $ (0.09) $ 0.85 Diluted $ 0.15 $ 0.78 $ 0.05 $ (0.09) $ 0.85 Weighted average number of common shares outstanding Basic 587,149,704 569,201,592 515,729,658 500,950,563 500,612,840 Diluted 588,420,998 570,651,985 516,832,152 500,950,563 501,182,043 Other comprehensive income (loss) Net income (loss) $ 130,305 $ 473,076 $ 82,351 $ (8,833) $ 465,174 Unrealized gains (losses) on available-for-sale securities 164,877 (337,121) 428,955 (54,243) (281,869) Reclassification adjustment for net (gains) losses included in net income (loss) 65,403 31,642 15,769 179,234 335,351 Other comprehensive income (loss) 230,280 (305,479) 444,724 124,991 53,482 Comprehensive income (loss) 360,585 167,597 527,075 116,158 518,656 Comprehensive income (loss) attributable to noncontrolling interests 6,081 (8,976) 15,906 650 2,282 Comprehensive income (loss) attributable to Annaly 354,504 176,573 511,169 115,508 516,374 Dividends on preferred stock 37,157 38,704 41,628 37,158 37,061 Comprehensive income (loss) attributable to common stockholders $ 317,347 $ 137,869 $ 469,541 $ 78,350 $ 479,313

Income Statement Gains (Losses) Detail 21 Unaudited, dollars in thousands Other Income Statement Details For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Net gains (losses) on disposal of investments and other ($49,369) ($34,063) ($169,079) ($335,987) ($545,947) Net unrealized gains (losses) on instruments measured at fair value through earnings 860,181 (1,976,363) 1,892,792 (232,758) (448,180) Net gains (losses) on investments and other $810,812 ($2,010,426) $1,723,713 ($568,745) ($994,127) Net interest component of interest rate swaps $191,545 $256,903 $317,483 $298,372 $330,149 Realized gains (losses) on termination or maturity of interest rate swaps (43,789) 36,043 (94,016) 18,721 (21,237) Unrealized gains (losses) on interest rate swaps (753,601) 1,586,097 (1,582,495) 97,484 900,902 Net gains (losses) on other derivatives (372,022) 336,637 (394,982) 15,910 167,330 Net gains (losses) on derivatives ($977,867) $2,215,680 ($1,754,010) $430,487 $1,377,144

Non-GAAP Reconciliations 22 To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non- GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, is provided on page 9 of this financial supplement. Earnings available for distribution, earnings available for distribution attributable to common stockholders, earnings available for distribution per average common share and annualized EAD return on average equity The Company's principal business objective is to generate net income for distribution to its stockholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. The Company generates net income by earning a net interest spread on its investment portfolio, which is a function of interest income from its investment portfolio less financing, hedging and operating costs. Earnings available for distribution, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items), and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities is used by the Company's management and, the Company believes, used by analysts and investors to measure its progress in achieving its principal business objective. The Company seeks to fulfill this objective through a variety of factors including portfolio construction, the degree of market risk exposure and related hedge profile, and the use and forms of leverage, all while operating within the parameters of the Company's capital allocation policy and risk governance framework. The Company believes these non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss) and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. In addition, EAD serves as a useful indicator for investors in evaluating the Company's performance and ability to pay dividends. Annualized EAD return on average equity, which is calculated by dividing earnings available for distribution over average stockholders’ equity, provides investors with additional detail on the earnings available for distribution generated by the Company’s invested equity capital. Premium Amortization Expense In accordance with GAAP, the Company amortizes or accretes premiums or discounts into interest income for its Agency mortgage-backed securities, excluding interest-only securities, multifamily and reverse mortgages, taking into account estimates of future principal prepayments in the calculation of the effective yield. The Company recalculates the effective yield as differences between anticipated and actual prepayments occur. Using third-party model and market information to project future cash flows and expected remaining lives of securities, the effective interest rate determined for each security is applied as if it had been in place from the date of the security’s acquisition. The amortized cost of the security is then adjusted to the amount that would have existed had the new effective yield been applied since the acquisition date. The adjustment to amortized cost is offset with a charge or credit to interest income. Changes in interest rates and other market factors will impact prepayment speed projections and the amount of premium amortization recognized in any given period. The Company’s GAAP metrics include the unadjusted impact of amortization and accretion associated with this method. Certain of the Company’s non-GAAP metrics exclude the effect of the PAA, which quantifies the component of premium amortization representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long- term CPR.

Non-GAAP Reconciliations (cont’d) 23 Economic leverage and economic capital ratios The Company uses capital coupled with borrowed funds to invest primarily in real estate related investments, earning the spread between the yield on its assets and the cost of its borrowings and hedging activities. The Company’s capital structure is designed to offer an efficient complement of funding sources to generate positive risk-adjusted returns for its stockholders while maintaining appropriate liquidity to support its business and meet the Company’s financial obligations under periods of market stress. To maintain its desired capital profile, the Company utilizes a mix of debt and equity funding. Debt funding may include the use of repurchase agreements, loans, securitizations, participations issued, lines of credit, asset backed lending facilities, corporate bond issuance, convertible bonds or other liabilities. Equity capital primarily consists of common and preferred stock. The Company’s economic leverage ratio is computed as the sum of recourse debt, cost basis of TBA derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. Interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA) Interest income (excluding PAA) represents interest income excluding the effect of the PAA, and serves as the basis for deriving average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and net interest margin (excluding PAA), which are discussed below. The Company believes this measure provides management and investors with additional detail to enhance their understanding of the Company’s operating results and trends by excluding the component of premium amortization expense representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities (other than interest- only securities, multifamily and reverse mortgages), which can obscure underlying trends in the performance of the portfolio. Economic interest expense includes GAAP interest expense, the net interest component of interest rate swaps (which includes net interest on variation margin related to interest rate swaps) and net interest on initial margin related to interest rate swaps. The Company uses interest rate swaps to manage its exposure to changing interest rates on its repurchase agreements by economically hedging cash flows associated with these borrowings. Accordingly, adding the net interest component of interest rate swaps to interest expense, as computed in accordance with GAAP, reflects the total contractual interest expense and thus, provides investors with additional information about the cost of the Company's financing strategy. The Company may use market agreed coupon (“MAC”) interest rate swaps in which the Company may receive or make a payment at the time of entering into such interest rate swap to compensate for the off-market nature of such interest rate swap. In accordance with GAAP, upfront payments associated with MAC interest rate swaps are not reflected in the net interest component of interest rate swaps in the Company's Consolidated Statements of Comprehensive Income (Loss). Average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA), net interest margin (excluding PAA) and average economic cost of interest bearing liabilities Net interest spread (excluding PAA), which is the difference between the average yield on interest earning assets (excluding PAA) and the average economic cost of interest bearing liabilities, which represents annualized economic interest expense divided by average interest bearing liabilities, and net interest margin (excluding PAA), which is calculated as the sum of interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances, provide management with additional measures of the Company’s profitability that management relies upon in monitoring the performance of the business.

Non-GAAP Reconciliations (cont'd) 24 Unaudited, dollars in thousands * Represents a non-GAAP financial measure. For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Economic leverage ratio reconciliation Repurchase agreements $61,659,460 $65,688,923 $64,310,276 $60,787,994 $58,975,232 Other secured financing 900,000 750,000 600,000 600,000 600,000 Debt issued by securitization vehicles 21,802,193 19,540,678 18,709,118 15,831,915 13,690,967 Participations issued 1,748,273 1,154,816 467,006 1,144,821 1,161,323 U.S. Treasury securities sold, not yet purchased 2,519,125 2,470,629 2,043,519 1,974,602 2,077,404 Total GAAP debt $88,629,051 $89,605,046 $86,129,919 $80,339,332 $76,504,926 Less Non-recourse debt: Debt issued by securitization vehicles ($21,802,193) ($19,540,678) ($18,709,118) ($15,831,915) ($13,690,967) Participations issued (1,748,273) (1,154,816) (467,006) (1,144,821) (1,161,323) Total recourse debt $65,078,585 $68,909,552 $66,953,795 $63,362,596 $61,652,636 Plus / (Less): Cost basis of TBA derivatives $6,612,755 $3,158,058 $3,333,873 $1,639,941 $1,136,788 Payable for unsettled trades 2,304,774 308,282 1,885,286 1,096,271 2,556,798 Receivable for unsettled trades (2,523) (2,201,447) (766,341) (320,659) (941,366) Economic debt * $73,993,591 $70,174,445 $71,406,613 $65,778,149 $64,404,856 Total equity $13,084,508 $12,696,952 $12,539,949 $11,262,904 $11,496,113 Economic leverage ratio * 5.7x 5.5x 5.7x 5.8x 5.6x

Non-GAAP Reconciliations (cont'd) 25 Unaudited, dollars in thousands * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Economic capital ratio reconciliation Total GAAP assets $105,115,346 $103,556,384 $101,515,995 $93,668,577 $91,483,546 Less: Gross unrealized gains on TBA derivatives (1) (35,095) (8,635) (2,869) (14,641) (7,220) Debt issued by securitization vehicles (21,802,193) (19,540,678) (18,709,118) (15,831,915) (13,690,967) Plus: Implied market value of TBA derivatives 6,635,383 3,136,154 3,328,141 1,652,389 1,133,305 Total economic assets * $89,913,441 $87,143,225 $86,132,149 $79,474,410 $78,918,664 Total equity $13,084,508 $12,696,952 $12,539,949 $11,262,904 $11,496,113 Economic capital ratio *(2) 14.6% 14.6% 14.6% 14.2% 14.6% Premium Amortization Reconciliation Premium amortization expense $57,412 $8,196 $53,448 $10,437 $26,732 Less: PAA cost (benefit) 12,296 (25,287) 21,365 (7,306) (3,013) Premium amortization expense (excluding PAA) $45,116 $33,483 $32,083 $17,743 $29,745 Interest Income (excluding PAA) Reconciliation GAAP interest income $1,317,108 $1,338,880 $1,229,341 $1,177,325 $1,094,488 PAA cost (benefit) 12,296 (25,287) 21,365 (7,306) (3,013) Interest income (excluding PAA) * $1,329,404 $1,313,593 $1,250,706 $1,170,019 $1,091,475 Economic Interest Expense Reconciliation GAAP interest expense $1,097,137 $1,151,592 $1,215,940 $1,123,767 $1,100,939 Add: Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps(3) (204,389) (272,305) (333,696) (317,297) (330,149) Economic interest expense * $892,748 $879,287 $882,244 $806,470 $770,790 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) * $1,329,404 $1,313,593 $1,250,706 $1,170,019 $1,091,475 Less: Economic interest expense * 892,748 879,287 882,244 806,470 770,790 Economic net interest income (excluding PAA) * $436,656 $434,306 $368,462 $363,549 $320,685

Non-GAAP Reconciliations (cont'd) 26 Unaudited, dollars in thousands * Represents a non-GAAP financial measure. For the quarters ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Economic Metrics (excluding PAA) Average interest earning assets $101,631,610 $99,876,810 $95,379,071 $91,008,934 $89,738,726 Interest income (excluding PAA) * $1,329,404 $1,313,593 $1,250,706 $1,170,019 $1,091,475 Average yield on interest earning assets (excluding PAA) * 5.23% 5.26% 5.25% 5.14% 4.87% Average interest bearing liabilities $92,001,700 $90,773,953 $87,819,655 $81,901,233 $80,682,111 Economic interest expense * $892,748 $879,287 $882,244 $806,470 $770,790 Average economic cost of interest bearing liabilities * 3.88% 3.79% 3.93% 3.90% 3.78% Economic net interest income (excluding PAA)* $436,656 $434,306 $368,462 $363,549 $320,685 Net interest spread (excluding PAA) * 1.35% 1.47% 1.32% 1.24% 1.09% Interest income (excluding PAA) * $1,329,404 $1,313,593 $1,250,706 $1,170,019 $1,091,475 TBA dollar roll income 11,275 2,086 (1,132) 486 1,375 Economic interest expense * (892,748) (879,287) (882,244) (806,470) (770,790) Subtotal $447,931 $436,392 $367,330 $364,035 $322,060 Average interest earning assets $101,631,610 $99,876,810 $95,379,071 $91,008,934 $89,738,726 Average TBA contract balances, implied cost basis 4,625,212 2,013,666 973,713 998,990 149,590 Subtotal $106,256,822 $101,890,476 $96,352,784 $92,007,924 $89,888,316 Net interest margin (excluding PAA) * 1.69% 1.71% 1.52% 1.58% 1.43%

Endnotes 27 Page 3 (1) Net of dividends on preferred stock. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 1.01% and 3.75% for the quarters ended March 31, 2025 and December 31, 2024, respectively. (3) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and U.S. Treasury securities sold, not yet purchased divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. (4) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (5) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances. (6) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (7) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions), futures and U.S. Treasury securities sold, not yet purchased, at fair value relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Page 6 (1) Economic interest expense is comprised of GAAP interest expense, the net interest component of interest rate swaps, and, beginning with the quarter ended June 30, 2024, net interest on initial margin related to interest rate swaps, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Prior period results have not been adjusted in accordance with this change as the impact is not material. Net interest on variation margin related to interest rate swaps was previously and is currently included in the Net interest component of interest rate swaps in the Company’s Consolidated Statements of Comprehensive Income (Loss) for all periods presented. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 1.01%, 3.75%, 0.69%, (0.08%) and 4.07% for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively. Page 8 (1) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Page 9 (1) Includes write-downs or recoveries on investments which are reported in Other, net in the Company's Consolidated Statements of Comprehensive Income (Loss). (2) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $191.5 million, $256.9 million, $317.5 million, $298.4 million and $330.1 million for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively. (3) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). (4) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (5) TBA dollar roll income represents a component of Net gains (losses) on derivatives. (6) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period. Page 10 (1) Other includes the impact of net proceeds from the issuance, repurchase or redemption of common and preferred stock, stock compensation expense, the settlement of stock-based awards in satisfaction of withholding tax requirements and other timing differences on share count related to any of the aforementioned items.

Endnotes (cont’d) 28 Page 12 (1) Includes other, net, general and administrative expenses and income taxes. (2) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Excludes TBA contracts with a notional value of $6.9 billion. (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $73.8 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (2) Weighted by estimated fair value. Page 15 (1) Investment characteristics exclude the impact of interest-only securities. (2) Represents the 3 month voluntary prepayment rate. Page 16 (1) Current notional is presented net of receiver swaps. (2) As of March 31, 2025, 7% and 93% of the Company's interest rate swaps were linked to the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) Approximately 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 17 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 19 (1) Derived from the audited consolidated financial statements at December 31, 2024. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding. (3) Includes 1,468,250,000 shares authorized. Includes 602,338,286 shares issued and outstanding at March 31, 2025, 578,357,118 shares issued and outstanding at December 31, 2024, 558,047,743 shares issued and outstanding at September 30, 2024, 501,018,415 shares issued and outstanding at June 30, 2024 and 500,440,023 shares issued and outstanding at March 31, 2024. Page 25 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Economic capital ratio is computed as total equity divided by total economic assets. (3) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss).